                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             -----------------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                             -----------------------

Date of report (Date of earliest event reported):    December 21, 2001

                                CYTRX CORPORATION
               (Exact Name of Registrant as Specified in Charter)

              Delaware                            000-15327                         58-1642750

    (State or Other Jurisdiction          (Commission File Number)                 (IRS Employer
         of Incorporation)                                                      Identification No.)
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154 Technology Parkway
Suite 200
Norcross, Georgia                                         30092

(Address of Principal Executive Offices)                (Zip Code)





Registrant's telephone number, including area code:  (770) 368-9500

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.    OTHER EVENTS.

         This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by CytRx Corporation on December 21, 2001 by refiling the license agreement between CytRx and Vical Incorporated together with the schedules and addenda to the agreement as an exhibit hereto.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  Financial Statements of Business Acquired.

         Not applicable.

         (b)  Pro Forma Financial Information.

         Not applicable.

         (c) The following exhibits are filed as part of this Current Report on Form 8-K:

          EXHIBIT NO.                                      DESCRIPTION
          -----------                                      -----------
              99                License Agreement between Vical Incorporated
                                and CytRx Corporation*

* Confidential treatment has been requested with respect to certain portions of this agreement.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CYTRX CORPORATION


                                     By:  /s/ Mark W. Reynolds
                                        ----------------------------------------
                                     Name:    Mark W. Reynolds
                                          --------------------------------------
                                     Title:   Vice President, Finance
                                           -------------------------------------
Dated:   May 13, 2002

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